Exhibit 10.2

EXECUTION VERSION

SECOND AMENDED AND RESTATED REVOLVING CREDIT NOTE

$20,000,000	April 2, 2021

FOR VALUE RECEIVED, Vital Farms, Inc., a corporation formed under the laws of the State of Delaware (“Vital Farms”), VITAL FARMS OF MISSOURI, LLC, a limited liability company organized under the laws of the State of Missouri (“Vital Farms Missouri”), VITAL FARMS, LLC, a limited liability company organized under the laws of the State of Montana (“Vital Farms Montana”), SAGEBRUSH FOODSERVICE, LLC, a limited liability company organized under the laws of the State of Delaware (“Sagebrush”), BARN DOOR FARMS, LLC, a limited liability company organized under the laws of the State of Delaware (“Barn Door”), BACKYARD EGGS, LLC, a limited liability company organized under the laws of the State of Delaware (“Backyard”, and together with Vital Farms Missouri, Vital Farms Montana, Sagebrush, Barn Door and each Person joined as a borrower from time to time, collectively, the “Borrowers”, and each individually, a “Borrower”), hereby jointly and severally promise to pay to the order of PNC Bank, National Association (“PNC”), at the office of Agent (as defined below) at the address set forth in the Loan Agreement (as defined below) or at such other place as Agent may from time to time designate to Borrowing Agent in writing: (i) at the end of the Term or (i) earlier as provided in the Loan Agreement, the principal sum of TWENTY MILLION DOLLARS ($20,000,000) or such lesser sum which then represents PNC’s Revolving Commitment Percentage of the aggregate unpaid principal amount of all Revolving Advances made or extended to Borrowers by PNC pursuant to the Loan Agreement, in lawful money of the United States of America in immediately available funds, together with interest on the principal hereunder remaining unpaid from time to time, at the rate or rates from time to time in effect under the Loan Agreement.

THIS SECOND AMENDED AND RESTATED REVOLVING CREDIT NOTE is executed and delivered under and pursuant to the terms of that certain Revolving Credit, Term Loan and Security Agreement, dated as of October 4, 2017 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), by and among the Borrowers, the various financial institutions named therein or which hereafter become a party thereto as lenders (the “Lenders”) and PNC, in its capacity as agent for Lenders (in such capacity, the “Agent”) and in its capacity as a Lender. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

Borrowers hereby waive diligence, presentment, demand, protest and notice of any kind whatsoever as further set forth in the Loan Agreement.

This Second Amended and Restated Revolving Credit Note is the Revolving Credit Note referred to in the Loan Agreement, which among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for optional and mandatory prepayments of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain terms and conditions therein specified.

This Second Amended and Restated Revolving Credit Note amends, restates and replaces in its entirety that certain Amended and Restated Revolving Credit Note, dated May 11, 2020 (the

074658.17075/124946098v.4

“Existing Note”), executed by Borrowers and payable to the order of PNC, but no novation of the indebtedness evidenced by the Existing Note is intended nor shall be deemed to have occurred by virtue of this amendment and restatement of the Existing Note, the indebtedness evidenced hereby continues to be outstanding and owing by the Borrowers to PNC, and by its signatures below, the Borrowers confirm and reaffirm their liability for the payment when due of such indebtedness.

THIS SECOND AMENDED AND RESTATED REVOLVING CREDIT NOTE, AND ALL MATTERS RELATING HERETO OR ARISING HEREFROM (WHETHER ARISING UNDER CONTRACT LAW, TORT LAW OR OTHERWISE) shall, in accordance with Section 5-1401 of the General Obligations Law of the State of New York, be governed by and construed in accordance with the laws of the State of New York.

[SIGNATURES TO FOLLOW ON SEPARATE PAGE]

074658.17075/124946098v.4

IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Revolving Credit Note the day and year first written above intending to be legally bound hereby.

VITAL FARMS, inc.

By: /s/ Bo Meissner

Name: Bo Meissner

Title:   Chief Financial Officer

VITAL FARMS OF MISSOURI, LLC

By its Member: Vital Farms, Inc.

By: /s/ Bo Meissner

Name: Bo Meissner

Title:   Chief Financial Officer

VITAL FARMS, LLC

By its Manager: Vital Farms, Inc.

By: /s/ Bo Meissner

Name: Bo Meissner

Title:   Chief Financial Officer

SAGEBRUSH FOODSERVICE, LLC

By its Manager: Vital Farms, Inc.

By: /s/ Bo Meissner

Name: Bo Meissner

Title:   Chief Financial Officer

BARN DOOR FARMS, LLC

By its Manager: Vital Farms, Inc.

By: /s/ Bo Meissner

Name: Bo Meissner

Title:   Chief Financial Officer

[SIGNATURE PAGE TO SECOND AMENDED AND RESTATED REVOLVING CREDIT NOTE]

074658.17075/124946098v.4

BACKYARD EGGS, LLC

By its Manager: Vital Farms, Inc.

By: /s/ Bo Meissner

Name: Bo Meissner

Title:   Chief Financial Officer

[SIGNATURE PAGE TO SECOND AMENDED AND RESTATED REVOLVING CREDIT NOTE]

074658.17075/124946098v.4